Exhibit 23.1


                                          CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Resource Mortgage Capital, Inc.:


     We consent to the use of our reports incorporated by reference in the registration statement on Form S-3 of Resource Mortgage Capital, Inc. (No. 333-10783) and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                           KPMG PEAT MARWICK LLP


Richmond, Virginia
March 21, 1997